UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      July 29, 2013

Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 West 34th Street, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2013, Coach, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for its fourth quarter and fiscal  year ended June 29, 2013.  All information in the Press Release is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The attached Press Release includes the following Non-GAAP financial information:

●

Net income, diluted earnings per share, operating income, operating margin, gross profit, gross margin, income before provision for income taxes, provision for income taxes, SG&A expense and SG&A expense ratio have been presented both including and excluding the effect of certain items which affect the comparability of our results.

●

Percentage increases/decreases in sales for the Company, its International segment and Coach Japan have been presented both including and excluding currency fluctuation effects from translating foreign-denominated sales into U.S. dollars and compared to the same periods in the prior fourth quarter and fiscal year.

The Company believes that it is appropriate to present this supplemental information, for the following reasons:

●

Presenting the metrics listed in the first bulleted paragraph above both including and excluding the impact of certain items which affect the comparability of our results will help investors and analysts to understand the year-over-year impact of these metrics from ongoing operations.

●

Presenting sales increases/decreases including and excluding currency fluctuation effects for the Company, its International segment and Coach Japan will help investors and analysts to understand the effect on this performance measure of significant year-over-year currency fluctuations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2013, Jerry Stritzke, the Company’s President and Chief Operating Officer notified the Company that he will be resigning from the Company, effective as of September 2, 2013, to pursue other interests.  Also on July 29, 2013, Michael Tucci, the Company’s President, North American Group, notified the Company that he will be resigning from the Company, effective as of August 30, 2013, to pursue other interests.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished herewith:

99.1                Text of Press Release, dated July 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 30, 2013

COACH, INC.

		By:	/s/ Todd Kahn
Todd Kahn
Executive Vice President, Corporate Affairs,
General Counsel & Secretary

EXHIBIT INDEX

99.1	Text of Press Release, dated July 30, 2013